FUTURES PORTFOLIO FUND, LIMITED PARTNERSHIP 10-K/A

EXHIBIT 32.01

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Futures Portfolio Fund, Limited Partnership (“Fund”), on Form 10-K for the year ended December 31, 2022 as filed with the U.S. Securities and Exchange Commission on the date hereof (“Report”), I, Kevin Kinzie, Chief Executive Officer of Steben & Company, LLC, the general partner of the Fund, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the U.S. Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:	/s/ Kevin Kinzie
Kevin Kinzie
Chief Executive Officer of the General Partner

March 30, 2023

F-33